================================================================================
                          INTERNATIONAL INTERNET
================================================================================
                                      INC.
                                 AND SUBSIDIARY
                             (FORMERLY INTERNATIONAL
                               INDUSTRIES, INC.)

                              FINANCIAL STATEMENTS
                                        &
                              INDEPENDENT AUDITOR'S
                                     REPORT

                            DECEMBER 31, 1997 & 1998

================================================================================


                           HARMON & COMPANY, CPA, INC.
                                  DUBLIN, OHIO

                   INTERNATIONAL INTERNET, INC. AND SUBSIDIARY
                      (FORMERLY INTERNATIONAL INDUSTRIES, INC.)

                                      Index



Independent Auditors' Report                                      Page 2
Balance Sheets                                          Page 3
Statements of Operations                                          Page 4
Statement of Changes in Stockholders' Equity                      Page 5
Statements of Cash Flows                                          Page 6
Notes to the Financial Statements                                 Page 7



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



                          Independent Auditor's Report


To The Board of Directors of
International Internet, Inc.


            We have audited the accompanying Balance Sheets of International Internet, Inc. and Subsidiary (formerly International Industries, Inc.) as of December 31, 1997 and 1998 and the related Statements of Operations, Cash Flow, and Changes in Stockholders' Equity for the period from May 19,1997 (the date of inception) through December 31, 1997 and the year ended December 31, 1998. These financial statements are the responsibility of the management of International Internet, Inc.. Our responsibility is to express an opinion on these financial statements based on our audit.

            We have conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Internet, Inc. and Subsidiary as of December 31, 1997 and 1998 and the results of its operations and its cash flows for the period from May 19, 1997 (the date of inception) through December 31, 1997 and for the year ended December 31, 1998 in conformity with generally accepted accounting principles.



-------------------------------------
HARMON & COMPANY, CPA, INC.
DUBLIN, OHIO
JUNE 10, 1999

                  INTERNATIONAL INTERNET, INC. AND SUBSIDIARY
                   (formerly International Industries, Inc.)
                          CONSOLIDATED BALANCE SHEETS
                           December 31, 1997 and 1998

                                                                               12/31/97        12/31/98
                                                                               --------       ---------
                                   Assets
                                   ------
Current Assets
--------------
     Cash and cash equivalents                                                  $60,639        $116,965
     Receivable - other                                                               0          12,000
     Inventory, at lower of FIFO cost or market                                  15,139          14,055
                                                                               --------       ---------
                         Total Current Assets                                    75,778         143,021
                                                                               --------       ---------
Property, Plant and Equipment, (at cost, net of accumulated depreciation)
--------------------------------------------------------------------------
     Vending machines                                                            55,425          98,253
     Vehicles                                                                         0          20,029
     Leasehold improvements                                                           0          14,482
     Furniture & fixtures                                                         4,120           4,120
                                                                               --------       ---------
                                                                                 59,545         136,884
     Accumulated depreciation                                                    -8,509         -33,552
                                                                               --------       ---------
                    Total Property, Plant and Equipment                          51,036         103,332
                                                                               --------       ---------
Other Assets
------------
      Deposits                                                                        0           3,537
      Organizational costs, net of accumulated amortization                      12,321           9,583
                                                                               --------       ---------
                         Total Other Assets                                      12,321          13,120
                                                                               --------       ---------
                                   Total Assets                                $139,135        $259,473
                                                                               --------       ---------
                         Liabilities and Stockholders' Equity
                         ------------------------------------

Liabilities
-----------
     Accounts payable                                                            $3,375         $21,812
     Accrued payroll, payroll taxes and taxes withheld from payroll             132,126          48,163
                                                                               --------       ---------
                                   Total Liabilities                            135,501          69,975
                                                                               --------       ---------
Minority Interest in Equity of Consolidated Subsidiary                              153               0
------------------------------------------------------                         --------       ---------

Stockholders' Equity
--------------------
     Common stock, $.00001 par value, 1,000,000,000 shares authorized,
     593,598,000 and 739,701,100 shares issued and outstanding at 1997
     and 1998, respectively                                                       5,936           7,397
     Paid-in capital                                                            326,596       1,155,635
     Retained earnings (deficit)                                               -329,051        -973,534
                                                                               --------       ---------
                         Total Stockholders' Equity                               3,481         189,498
                                                                               --------       ---------
                    Total Liabilities and Stockholders' Equity                 $139,135        $259,473
                                                                               --------       ---------


   The accompanying notes are an integral part of these financial statements

                   INTERNATIONAL INTERNET, INC. AND SUBSIDIARY
                    (formerly International Industries, Inc.)
                     CONSOLIDATED STATEMENTS OF OPERATIONS
For the period from May 19, 1997 (date of inception) through December 31, 1997 and the year ended December 31, 1998


                                                                              12/31/97        12/31/98
                                                                              --------        --------

Income                                                                          $1,506         $23,790
------                                                                        --------        --------
Cost of Goods Sold                                                                 655          26,410
------------------                                                            --------        --------
               Gross Profit                                                        851          -2,620
                                                                              --------        --------


Operating Expenses:
-------------------
     Officer salaries                                                           133,345         204,500
     Administrative and general                                                175,538         342,013
     Depreciation and amortization                                               9,878          27,781
     Legal and accounting                                                       18,282          59,404
     Research and development                                                    6,921           2,674
                                                                               --------       --------
          Total Operating Expenses                                             343,964         636,372
                                                                               --------       --------
       Income (Loss) from Operations                                          -343,113        -638,992
                                                                               --------       --------
Other Income (Expense)
----------------------
     Interest income                                                               436           1,482
     Loss on sale of securities                                                      0          -7,027
     Interest expense                                                             -800             -99
                                                                              --------        --------
       Total Other Income (Expense)                                               -364          -5,644
                                                                              --------        --------
    Minority interest in loss of consolidated subsidiary                        14,426             153
                                                                              --------        --------
               Net Income (Loss)                                             -$329,051       -$644,483
                                                                              --------        --------
Net Loss per Common Share                                                       -$0.00          -$0.00
                                                                              --------        --------
Weighted average shares outstanding during the period                      593,598,000     666,649,550
                                                                           -----------     -----------


   The accompanying notes are an integral part of these financial statements

                   INTERNATIONAL INTERNET, INC. AND SUBSIDIARY
                    (formerly International Industries, Inc.)
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
 For the period from May 19, 1997 (date of inception) through December 31, 1997 and the year ended December 31, 1998



                                                         Common Stock             Additional       Retained          Total
                                                         ------------              Paid-In         Earnings       Stockholders'
                                                    Shares          Amount         Capital         (Deficit)         Equity
                                                    ------          ------         -------         ---------         ------
Issuance of common shares to founders               5,850,000        $5,850                                           $5,850

Issuance of common shares for
organization costs                                    260,780           260            6,547                           6,807

Issuance of common shares to directors
for services rendered                                 454,000           454                                              454

Proceeds from sale of common stock                    133,600           134          333,856                         334,000

Net loss for the period                                                                             -343,477        -343,477
                                                 ----------------------------------------------------------------------------
     As previously stated                           6,698,380         6,698          340,413        -343,477           3,634
Recapitalization and minority interest            586,899,620          -762          -13,817          14,426            -153
                                                 ----------------------------------------------------------------------------
Balance at December 31, 1997, as
adjusted                                          593,598,000         5,936          326,598        -329,051           3,481
                                                 ----------------------------------------------------------------------------
Issuance of common shares to acquire
International Internet, Inc. in a reverse
merger                                             32,340,600           323          148,327                         148,650

Issuance of common shares for
services rendered                                   6,576,500            66          162,134                         162,200

Proceeds from sale of common stock                107,186,000         1,072          518,578                         519,650

Net loss for the period                                                                             -644,483        -644,483
                                                 ----------------------------------------------------------------------------
  Balances at December 31, 1998                   739,701,100        $7,397       $1,155,635       -$973,534        $189,498
                                                 ============================================================================




   The accompanying notes are an integral part of these financial statements



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

                  INTERNATIONAL INTERNET, INC. AND SUBSIDIARY
                   (formerly International Industries, Inc.)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
For the period from May 19, 1997 (date of inception) through December 31, 1997 and the year ended December 31, 1998


                                                                                        12/31/97               12/31/98
                                                                                        --------               --------
CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
        Net Income (Loss)                                                               -$329,051               -644,483
                                                                                       ----------              ---------
  Adjustments to reconcile net loss to net cash provided (used) by
  ----------------------------------------------------------------
  operating activities:
  --------------------
        Depreciation and amortization                                                       9,878                 27,749
        Common stock issued for services                                                   13,111                162,200
        Minority interests                                                                -14,426                   -153
  Changes in operating assets and liabilities:
  --------------------------------------------
        (Increase) in receivable - other                                                        0                -12,000
        Decrease (increase) in inventories                                                -15,139                  1,084
        Decrease (increase) in organizational costs                                       -13,690                      0
        Increase (decrease) in accounts payable                                             3,375                 18,437
        Increase (decrease) in accrued expenses                                           132,126                -83,964
                                                                                       ----------              ---------
  Total Adjustments to Net Income (Loss)                                                  115,235                113,354
                                                                                       ----------              ---------
Net Cash Provided by Operating Activities:                                               -213,816               -531,129
                                                                                       ----------              ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------
  Purchase of vending machines                                                            -55,425                -42,828
  Purchase of vehicles                                                                          0                -20,029
  Purchase of leasehold improvements                                                            0                -14,482
  Purchase of furniture and fixtures                                                       -4,120                      0
                                                                                       ----------              ---------
Cash Provided (used) by Investing Activities                                              -59,545                -77,339
                                                                                       ----------              ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------
        Acquisition of additional interests in Mr. Cigar                                        0                145,113
        Proceeds from sale of common stock                                                334,000                519,650
                                                                                       ----------              ---------
Cash Provided (Used) by Financing Activities                                              334,000                664,763
                                                                                       ----------              ---------
          Net Increase (Decrease) in Cash                                                 $60,639                $56,294
                                                                                       ----------              ---------
        Cash, Beginning of Period                                                              $0                $60,639
                                                                                       ----------              ---------
        Cash, End of Period                                                               $60,639               $116,965
                                                                                       ----------              ---------
Supplemental disclosure of cash flow information:
-------------------------------------------------

        Cash paid during the year for interest                                               $800                    $99
                                                                                       ----------              ---------



   The accompanying notes are an integral part of these financial statements

                   INTERNATIONAL INTERNET, INC. AND SUBSIDIARY
                    (formerly International Industries, Inc.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The following accounting principles and practices of International Internet, Inc., formerly International Industries, Inc., (the "Company" ) are set forth to facilitate the understanding of data presented in the financial statements.

        BASIS OF PRESENTATION - International Internet, Inc., (formerly International Industries, Inc.) was originally incorporated on May 3, 1993 in Delaware as Command Entertainment, Inc. The Company changed its name from Command Entertainment, Inc. to International Industries, Inc. on December 19, 1997 and further changed the name to International Internet, Inc. on February 23, 1999.

        On January 17, 1998, the Company acquired 93.6% off the issued and outstanding common stock of Mr. Cigar, Inc. (Cigar), a Delaware corporation organized on May 19, 1997, in a reverse acquisition in which Cigar's majority shareholders acquired voting control of the Company. The acquisition was accomplished through the issuance of 6,564,780 shares of the Company's common stock which represented approximately 94% of the voting shares of the Company immediately after the transaction. For accounting purposes, the acquisition has been treated as a recapitalization of Cigar with Cigar as the acquirer. The historical financial statements prior to January 17, 1998 are those of Cigar and retroactively reflect, as of December 31, 1997, the recapitalization resulting from the shares issued in the transaction. The tangible net assets of the Company have been recorded at their existing cost basis. In 1998, the Company acquired an additional 2.2% of Cigar to bring its holdings in that Company to 95.8%.

        Cigar is a manufacturer and distributor of humidified cigar vending machines and an internet retailer of cigars with its principal operations in Boca Raton, Florida.

        The following is a summary of significant accounting policies followed in the preparation of these financial statements. The financial statements and notes are the representation of the Company's Management, who is responsible for their integrity and objectivity. The policies conform to generally accepted accounting principles and have been consistently applied.

        PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the Company and its majority owned subsidiary. All significant intercompany accounts and transactions have been eliminated in Consolidation.

        GOING CONCERN ACCOUNTING BASIS - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

        CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

        INVENTORIES - Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market, and include the plastic canisters which contain the cigars in the vending machines.

        PROPERTY, PLANT & EQUIPMENT - Furniture and fixtures as well as vending machines are recorded at cost. Depreciation is provided using the MACRS method over an estimated useful life of five to seven years.



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


INTERNATIONAL INTERNET, INC. AND SUBSIDIARY     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(formerly International Industries, Inc.)

        ORGANIZATION COSTS - Organization costs are amortized using the straight-line method over a period of sixty months and is presented net of accumulated amortization of $1,369 and $4,509 in 1997 and 1998, respectively.

        REVENUE AND COST RECOGNITION - Revenues from the sale of cigars are recognized as product is sold and funds subsequently collected from the vending machines and credit card sales.

        INCOME (LOSS) PER SHARE CALCULATION - Net loss per common share is computed based on the weighted average number of common and common equivalent shares outstanding for each period. Common stock equivalents consist of common stock options and warrants. Common equivalent shares are excluded from the computation when their effect is anti-dilutive.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. STOCKHOLDERS' EQUITY

        International Internet, Inc., (formerly International Industries, Inc.) was originally incorporated on May 3, 1993 in Delaware as Command Entertainment, Inc.. The Company changed its name from Command Entertainment, Inc. to International Industries, Inc. on December 19, 1997 and further changed the name to International Internet, Inc. on February 23, 1999.

        DESCRIPTION OF SECURITIES - In a series of Board of Directors and Shareholder actions from December 19, 1997 through July 29, 1998 the Articles of Incorporation of the Company (Command Entertainment, Inc.) was amended as follows: to authorize 1,000,000,000 shares of Common Stock having a par value of $.00001 per share; authorized a 100 to 1 forward split of common stock effective August 3, 1998.

        On January 17, 1998, International Industries, Inc. ("IINN") acquired 80% of the outstanding common stock of Cigar in a reverse acquisition in which Cigar's majority shareholders acquired voting control of IINN. The acquisition was accomplished through the issuance of 6,564,780 pre-split shares of IINN common stock. For accounting purposes, the acquisition has been treated as a recapitalization of Cigar with Cigar as the acquirer. The historical financial statements prior to January 17, 1998 are those of Cigar and retroactively reflect, as of December 31,1997, the recapitalization resulting from the shares issued in the transaction. The tangible net assets of IINN have been recorded at their existing cost basis. Cigar is a manufacturer and distributor of humidified cigar vending machines with its principal operations in Boca Raton, Florida.

        Since IINN at the time of the acquisition had no existing operations, assets or liabilities, no pro forma financial information giving effect to the acquisition has been presented.

        Mr. Cigar issued 6,304,000 shares of common stock to the president, vice-president and the four directors for initial capital contributions and services rendered and costs advanced during 1997. The services rendered and costs were valued at $6,304 based upon the par value of the stock at the time of issuance.

NOTE 3. RELATED PARTY TRANSACTIONS

        In 1997 annual wages were accrued for the president and vice-president at $66,836 and 66,510, respectively, less wages actually paid of $10,608 collectively. Annual wages for the president and vice-



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
INTERNATIONAL INTERNET, INC. AND SUBSIDIARY     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(formerly International Industries, Inc.)

president in 1998 were $102,500 and $102,500, respectively. Total wages accrued at December 31, 1998 was $31,919.

        The Company leases office space on a month-to-month basis from a corporation held by the president and vice-president. Rent expense was $10,612 and $20,760 in 1997 and 1998, respectively.

NOTE 4. INCOME TAXES

        The deferred tax asset comprised the following at December 31, 1997and 1998:

-------------------------------------------------------------------
Deferred tax asset:                         1997          1998
-------------------------------------------------------------------
Net operating loss carryforward           $201,000      $800,000
-------------------------------------------------------------------
Valuation allowance                      (201,000)     (800,000)
                                         ---------     ---------
-------------------------------------------------------------------
Net deferred tax asset                    $ - 0 -        $ - 0 -
                                          ========       =======
-------------------------------------------------------------------

NOTE 5. COMMITMENTS AND CONTINGENCIES

        By letter dated December 29, 1997, the Company was informed that Cigar Vending Corporation has a United States Patent Application pending for a cigar vending machine that controls environmental conditions to maintain desired temperature and humidity values. The attorney for Cigar Vending Corporation stated that "if Cigar Vending Corp.'s patent application issues into a United States Patent, it intends to fully enforce its patent rights against those who infringe its Patent." The Company does not have enough information to analyze the merit of such claim by Cigar Vending Corporation and cannot evaluate the likelihood of a favorable or unfavorable outcome, and cannot estimate the amount or range, if any, of potential loss, should such a claim be pursued. However, the Company does not believe such a patent, if issued, would be valid, and therefore, in the event of a law suit, the Company intends to vigorously defend against such a claim of patent infringement if made by Cigar Vending Corporation.

NOTE 6. SUBSEQUENT EVENTS

        As previously indicated, the Company changed its name from International Industries, Inc. to International Internet, Inc. in February 1999.

        In 1999 the Company started a plan of acquiring and investing in various websites and internet companies to facilitate its internet retailing business as follows:

        (1.) On February 5, 1999, the company purchased the website of goldonline.com by issuing 1,000,000 shares of Company stock and a cash payment of $25,000,

        (2.) In April 1999 the Company purchased the website webhumidor.com of Web Humidor.com Corp. in consideration of $3,000 and the issuance of 30,000 shares of company stock,

        (3.) International Internet, Inc. acquired Broadcast Web Network in June
             1999 by issuing 300,000 shares of Company stock and cash payments of $18,000.

        On February 17, 1999 the Company invested $20,000 in Interactive Golf Marketing, Inc. ("GMI") in return for 1,000,000 common shares which represents approximately 5% of the outstanding stock of GMI.


                                     - 9 -